                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:

    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

             Advent Claymore Convertible Securities and Income Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
        N/A
        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
        N/A
        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        N/A
        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
        N/A
        ------------------------------------------------------------------------
    (5) Total fee paid:
        N/A
        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
        N/A
        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
        N/A
        ------------------------------------------------------------------------
    (3) Filing Party:
        N/A
        ------------------------------------------------------------------------
    (4) Date Filed:
        N/A
        ------------------------------------------------------------------------

[ADVENT CAPITAL MANAGEMENT, LLC LOGO]

[CLAYMORE LOGO]

             ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND
                     1065 AVENUE OF THE AMERICAS, 31ST FLOOR
                            NEW YORK, NEW YORK 10018

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 28, 2004

     Notice is hereby given to the Shareholders of Advent Claymore Convertible Securities and Income Fund (the "Trust") that the Annual Meeting of Shareholders of the Trust (the "Annual Meeting") will be held at the offices of the Trust's counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, 38th Floor, New York, New York 10036 on Thursday, October 28, 2004, at 8:30 a.m. (Eastern time). The Annual Meeting is being held for the following purposes:

     1. To elect three Trustees, each to hold office for the term indicated in the attached Proxy Statement and until their successors shall have been elected and qualified.

     2. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     THE BOARD OF TRUSTEES (THE "BOARD") OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

     The Board of Trustees has fixed the close of business on September 22, 2004 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via telephone or the internet so you will be represented at the Annual Meeting.


                                         By order of the
                                         Board of Trustees

                                         /s/ Rodd Baxter

                                         Rodd Baxter, Secretary of the Trust

     New York, New York
     September 29, 2004

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR MAIL. IF VOTING BY MAIL PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY SUBMITTED PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD (OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS CONTAINED ON THE PROXY CARD) TODAY.

             ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND
                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 28, 2004

     This document will give you the information you need to vote on the matter listed on the accompanying Notice of Annual Meeting of Shareholders ("Notice of Annual Meeting"). Much of the information in this proxy statement ("Proxy Statement") is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, 866.274.2227.

     This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of the Trust of proxies to be voted at the Annual Meeting of Shareholders of the Trust to be held on Thursday, October 28, 2004, and any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at the offices of the Trust's counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, 38th Floor, New York, New York 10036 on October 28, 2004, at 8:30 a.m. (Eastern time). This Proxy Statement and the enclosed proxy card are first being sent to the Trust's shareholders on or about October 1, 2004.

     -    WHY IS A SHAREHOLDER MEETING BEING HELD?

          Because the common shares of the Trust are listed on a nationally recognized stock exchange that requires the Trust to hold an annual meeting of shareholders.

     -    WHAT PROPOSAL WILL BE VOTED ON?

          Shareholders of the Trust are being asked to elect three Trustees to the Board (the "Proposal").

     -    WILL YOUR VOTE MAKE A DIFFERENCE?

          YES! Your vote is important and will make a difference in the governance of the Trust, no matter how many shares you own.

     -    WHO IS ASKING FOR YOUR VOTE?

          The enclosed proxy is solicited by the Board of the Trust for use at the Annual Meeting to be held on Thursday, October 28, 2004, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see previous page). The Notice of Annual Meeting, the proxy and this Proxy Statement are being mailed on or about October 1, 2004.

     -    HOW DOES THE BOARD RECOMMEND THAT SHAREHOLDERS VOTE ON THE PROPOSAL?

          The Board unanimously recommends that you vote "for" the Proposal.

     -    WHO IS ELIGIBLE TO VOTE?

          Shareholders of record of the Trust at the close of business on September 22, 2004 are entitled to be present and to vote at the Annual Meeting or any adjournment or postponement thereof. Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Board's recommendation. If any other business is brought before your Trust's Annual Meeting, your shares will be voted at the proxies' discretion unless you specify otherwise in your proxy.

     -    HOW MANY SHARES OF THE TRUST WERE OUTSTANDING AS OF THE RECORD DATE?

          At the close of business on September 22, 2004, the Trust had 23,352,574 common shares outstanding and 11,000 preferred shares outstanding.

THE PROPOSAL: TO ELECT DIRECTORS

     -    WHO ARE THE NOMINEES FOR TRUSTEE?

          The Trustees of the Trust are classified into three classes of
          Trustees: Class I Trustees, Class II Trustees and Class III Trustees as follows:

          CLASS I TRUSTEES
          -Mr. Gerald L. Seizert, Mr. Ronald E. Toupin, Jr. and Mr. Derek Medina are the Class I Trustees. They are standing for re-election at the Annual Meeting.

          CLASS II TRUSTEES
          -Mr. Michael A. Smart* and Mr. Ronald A. Nyberg* are the Class II Trustees. It is currently anticipated that they will stand for re-election at the Trust's 2005 annual meeting of shareholders.

          CLASS III TRUSTEE
          -Mr. Tracy V. Maitland and Mr. Nicholas Dalmaso are the Class III Trustees. It is currently anticipated that they will stand for re-election at the Trust's 2006 annual meeting of shareholders.

----------
  * Designated as Trustees representing the Trust's preferred shareholders.

     As indicated in the above table, shareholders are being asked to elect the following three Class I Trustees at the Annual Meeting: Mr. Gerald L. Seizert, Mr. Ronald E. Toupin, Jr. and Mr. Derek Medina. The holders of the Trust's common and the holders of the Trust's preferred shares will have equal voting rights (i.e., one vote per share), and will vote together as a single class with respect to the election of each Class I Trustee.

     Each Class I Trustee will hold office for three years or until his successor shall have been elected and qualified. The other Trustees of the Trust will continue to serve under their current terms and will be elected at subsequent annual meetings of shareholders as indicated above. Each Class I Trustee is currently a Trustee of the Trust. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the Class I Trustees named above. Each Class I Trustee has indicated that he has consented to serve as a Trustee if elected at the Annual Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

     Certain information concerning the Trustees and officers of the Trust is set forth in the table below. Except as indicated in the chart below, each individual has held the office shown or other offices in the same company since March 27, 2003. The "interested" Trustees (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) are indicated by an asterisk(*). Independent Trustees are those who are not interested persons of the Trust or the Trust's investment advisor, Advent Capital Management, LLC ("Advent" or the "Advisor") and comply with the definition of "independent" (as defined in Rule 10A-3 of the Securities Exchange Act of 1934) (the "Independent Trustees"). Each Trustee has served in such capacity since the Trust commenced its operations on March 27, 2003. The Trust is the only registered fund in the Advent fund complex. The business address of each Trustee and officer is c/o Advent Capital Management, LLC, 1065 Avenue of the Americas, 31st Floor, New York, New York 10018.

TRUSTEES

                                     POSITION HELD              PRINCIPAL OCCUPATION                    OTHER DIRECTORSHIPS
NAME AND AGE                          WITH TRUST             DURING THE PAST FIVE YEARS                   HELD BY TRUSTEE
-------------------------------   --------------------   -----------------------------------    -----------------------------------
INTERESTED TRUSTEES:

Tracy V. Maitland+ Age: 44        Trustee, Chairman,     President of Advent Capital            None.
                                  President and Chief    Management, LLC, which he founded
                                  Executive Officer(1)   in June, 2001. Prior to June, 2001,
                                                         President of Advent Capital
                                                         Management, a division of Utendahl
                                                         Capital.

Nicholas Dalmaso+ Age: 39         Trustee(1)             Senior Managing Director and           Trustee, MBIA Capital/Claymore
                                                         General Counsel of Claymore            Managed Duration Investment Grade
                                                         Advisors, LLC and Claymore             Municipal Fund; Western
                                                         Securities, Inc. from 2001-present.    Asset/Claymore U.S. Treasury
                                                         Manager, Claymore Fund Management      Inflation Protected Securities
                                                         Company, LLC. Formerly, Assistant      Fund; Western Asset/Claymore U.S.
                                                         General Counsel, John Nuveen and       Treasury Inflation Protected
                                                         Company Inc. (asset manager)           Securities Fund 2; Flaherty &
                                                         (1999-2001). Former Vice President     Crumrine/Claymore Preferred
                                                         and Associate General Counsel of       Securities & Income Fund; Flaherty
                                                         Van Kampen Investments, Inc.           & Crumrine/Claymore Total Return
                                                         (1992-1999).                           Fund; Dreman/Claymore Dividend &
                                                                                                Income Fund; TS&W/Claymore
                                                                                                Tax-Advantaged Balanced Fund; and
                                                                                                Madison/Claymore Covered Call Fund.

INDEPENDENT TRUSTEES

Derek Medina Age: 37              Trustee(1)             Vice President, Business Affairs       Director of Young Scholar's
                                                         and News Planning at ABC News from     Institute. Former Director of
                                                         2003-present. Formerly Executive       Episcopal Social Services.
                                                         Director, Office of the President
                                                         at ABC News (2000-2003). Former
                                                         associate at Cleary Gottlieb Steen
                                                         & Hamilton (law firm) (1995-1998).
                                                         Former associate in Corporate
                                                         Finance at J.P. Morgan/ Morgan
                                                         Guaranty (1988-1990).

                                     POSITION HELD              PRINCIPAL OCCUPATION                    OTHER DIRECTORSHIPS
NAME AND AGE                          WITH TRUST             DURING THE PAST FIVE YEARS                   HELD BY TRUSTEE
-------------------------------   --------------------   -----------------------------------    -----------------------------------
Ronald A. Nyberg Age: 51          Trustee(1)             Founding Partner of Nyberg &           Director, Edward Hospital
                                                         Gustafson, a law firm specializing     Foundation, Naperville, IL;
                                                         in Corporate Law, Estate Planning      Trustee, North Park University,
                                                         and Business Transactions from         Chicago; Trustee, MBIA
                                                         2000-present. Formerly, Executive      Capital/Claymore Managed Duration
                                                         Vice President, General Counsel and    Investment Grade Municipal Fund;
                                                         Corporate Secretary of Van Kampen      Western Asset/Claymore U.S.
                                                         Investments (1982-1999). Former        Treasury Inflation Protected
                                                         associate of Querrey & Harrow, a       Securities Fund; Western
                                                         law firm (1978-1982).                  Asset/Claymore U.S. Treasury
                                                                                                Inflation Protected Securities Fund
                                                                                                2; Dreman/Claymore Dividend and
                                                                                                Income Fund; TS&W/Claymore Tax-
                                                                                                Advantaged Balanced Fund; and
                                                                                                Madison/Claymore Covered Call Fund.

Gerald L. Seizert Age: 52         Trustee(1)             Chief Executive Officer of Seizert     Former Director of Loomis, Sayles
                                                         Capital Partners, LLC, where he        and Co., L.P.
                                                         directs the equity disciplines of
                                                         the firm and serves as a co-manager
                                                         of the firm's hedge fund, Proper
                                                         Associates, LLC from 2000-present.
                                                         Formerly Co-Chief Executive
                                                         (1998-1999) and a Managing Partner
                                                         and Chief Investment Officer-
                                                         Equities of Munder Capital
                                                         Management, LLC (1995-1999). Former
                                                         Vice President and Portfolio
                                                         Manager of Loomis, Sayles & Co.,
                                                         L.P. (asset manager) (1984-1995).
                                                         Former Vice President and Portfolio
                                                         Manager at First of America Bank
                                                         (1978-1984).

                                 POSITION HELD      PRINCIPAL OCCUPATION                  OTHER DIRECTORSHIPS
NAME AND AGE                       WITH TRUST     DURING THE PAST FIVE YEARS                HELD BY TRUSTEE
------------------------------  ---------------  ----------------------------  -----------------------------------------
Michael A. Smart Age: 44        Trustee(1)       Managing Partner, Williams    Director, Country Pure Foods.
                                                 Capital Partners, L.P.,
                                                 Advisor to First Atlantic
                                                 Capital Ltd., a private
                                                 equity firm (2001-present).
                                                 Formerly a Managing Director
                                                 in Investment Banking-The
                                                 Private Equity Group
                                                 (1995-2001) and a Vice
                                                 President in Investment
                                                 Banking-Corporate Finance
                                                 (1992-1995) at Merrill Lynch
                                                 & Co. Founding Partner of
                                                 The Carpediem Group, a
                                                 private placement firm
                                                 (1991-1992). Former
                                                 associate at Dillon, Read
                                                 and Co. (investment bank)
                                                 (1988-1990).

Ronald E. Toupin, Jr. Age: 46   Trustee(1)       Formerly Vice President,      Trustee, MBIA Capital/Claymore Managed
                                                 Manager and Portfolio         Duration Investment Grade Municipal Fund;
                                                 Manager of Nuveen Asset       Western Asset/Claymore U.S. Treasury
                                                 Management (1998-1999), Vice  Inflation Protected Securities Fund;
                                                 President of Nuveen           Western Asset/Claymore U.S. Treasury
                                                 Investment Advisory           Inflation Protected Securities Fund 2;
                                                 Corporation (1992-1999),      Dreman/Claymore Dividend and Income Fund;
                                                 Vice President and Manager    TS&W/Claymore Tax-Advantaged Balanced
                                                 of Nuveen Unit Investment     Fund; and Madison/Claymore Covered Call
                                                 Trusts (1991-1999), and       Fund.
                                                 Assistant Vice President and
                                                 Portfolio Manager of Nuveen
                                                 Unit Trusts (1988-1999),
                                                 each of John Nuveen &
                                                 Company, Inc. (asset
                                                 manager) (1982-1999).

---------------
  + "Interested person" of the Trust as defined in the 1940 Act. Mr. Maitland is an interested person due to his relationship with the Advisor. Mr. Dalmaso in an interested person due to his relationship with the Trust's Servicing Agent.

(1) Trustee since inception of the Trust. After a Trustee's initial term, each trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves.

EXECUTIVE OFFICERS

OFFICERS:

                                                                          PRINCIPAL OCCUPATION DURING
NAME AND AGE                            TITLE                                 THE PAST FIVE YEARS
-----------------------------   ----------------------   ---------------------------------------------------------------
F. Barry Nelson Age: 61         Vice President and       Co-Portfolio Manager and Research Director at Advent Capital
                                Assistant Secretary      Management, LLC from June, 2000 to present. Prior to June,
                                                         2000, Mr. Nelson held the same position at Advent Capital
                                                         Management, a division of Utendahl Capital.

OFFICERS:

                                                                          PRINCIPAL OCCUPATION DURING
NAME AND AGE                            TITLE                                 THE PAST FIVE YEARS
-----------------------------   ----------------------   ---------------------------------------------------------------
Les Levi Age: 51                Vice President           Advent Capital Management, LLC: Managing Director - High Yield
                                                         Investments, 2002 - present; JP Morgan Chase: Managing
                                                         Director, High Yield - Investment Banking, 2001-2002; Managing
                                                         Director, High Yield Research, 1997-2000.

Rodd Baxter Age: 54             Secretary                Advent Capital Management, LLC: General Counsel--Legal, 2002 to
                                                         present; SG Cowen Securities Corporation: Director and Senior
                                                         Counsel, 1998-2002; Cowen & Co: General Counsel of Cowen Asset
                                                         Management, 1992-1998.

Bruce Berger Age: 32            Treasurer and Chief      Advent Capital Management, LLC: Controller, 2004 - present;
                                Financial Officer        Maple Securities: Controller, 2001-2004; Arthur Andersen:
                                                         Manager, 1998-2001.

   - DOES THE BOARD HAVE ANY COMMITTEES?

     Yes. The Trustees have determined that the efficient conduct of the Trustees' affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. Two of the committees of the Board are the Audit Committee and the Nominating Committee.

     AUDIT COMMITTEE

     The Board has an Audit Committee, composed of three of the Trust's Independent Trustees, which is charged with selecting a firm of independent accountants for the Trust and reviewing accounting matters with the accountants.

     The Audit Committee presents the following report:

     The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Trust with management of the Trust, (ii) the Audit Committee discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the independent auditors required by ISB Standard No. 1 and has discussed with the auditors the auditors' independence and (iv) the Audit Committee recommended to the Board of Trustees of the Trust that the financial statements be included in the Trust's Annual Report for the past fiscal year.

     The members of the Audit Committee are Messrs. Seizert, Smart and Toupin, all of whom are Independent Trustees.

     The Audit Committee is governed by a written charter, which was approved by the Board on June 19, 2003 and is attached hereto as Appendix A.

     NOMINATING COMMITTEE

     The Board has a Nominating Committee, which performs the functions set forth in the Trust's Nominating Committee Charter. The Nominating Committee is composed of the Trust's Independent Trustees.

     As part of its duties, the Nominating Committee makes recommendations to the full Board with respect to candidates for the Board. The Nominating Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a shareholder must submit the recommendation in writing and must include:

        - The name of the shareholder and evidence of the person's ownership of shares of the Trust, including the number of shares owned and the length of time of ownership; and

        - The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Trustee of the Trust and the person's consent to be named as a Trustee if selected by the Nominating Committee and nominated by the Board.

        The shareholder recommendation and information described above must be sent to the Trust's Secretary, c/o Advent Capital Management, LLC, 1065 Avenue of the Americas, 31st Floor, New York, New York 10018 and must be received by the Secretary not less than 120 days prior to the anniversary date of the Trust's most recent annual meeting of shareholders.

        The Nominating Committee Charter of the Trust is attached hereto as Appendix B.

     - DOES THE TRUST HAVE A POLICY WITH RESPECT TO THE ATTENDANCE OF TRUSTEES AT THE ANNUAL MEETING?

        It is the Trust's policy to encourage Trustees to attend annual meetings.

     -  HOW CAN THE TRUST'S SHAREHOLDERS SEND COMMUNICATIONS TO THE TRUSTEES?

        Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o Secretary of the Trust at 1065 Avenue of the Americas, 31st Floor, New York, New York 10018.

     -  HOW LARGE A STAKE DO THE TRUSTEES HAVE IN THE TRUST?

        As of August 15, 2004, the Trustees owned shares of common stock of the Trust in the following amounts:

                                                            AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                 DOLLAR RANGE OF EQUITY          OVERSEEN BY TRUSTEES IN FAMILY OF
        NAME OF TRUSTEE          SECURITIES IN THE FUND         REGISTERED INVESTMENT COMPANIES(++)
        ---------------          ----------------------     -------------------------------------------
        Tracy V. Maitland             Over $100,000                        Over $100,000
        Nicholas Dalmaso                   $0                                   $0
        Derek Medina                       $0                                   $0
        Ronald A. Nyberg            $10,001 - $50,000                    $10,001 - $50,000
        Gerald L. Seizert           $10,001 - $50,000                    $10,001 - $50,000
        Michael A. Smart                   $0                                   $0
        Ronald E. Toupin, Jr.              $0                                   $0

----------
(++) The "family of registered investment companies" includes only the Trust.

        As of August 15, 2004, each Trustee and the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of the Trust.

     -  HOW OFTEN DO THE TRUSTEES MEET?

        Three meetings of the Board were held during the period from the Trust's inception through October 31, 2003. Three meetings of the Audit Committee of the Trust were held during the period from the Trust's inception through October 31, 2003. The Nominating Committee was formed as of September 15, 2004 and, as a result, did not meet during the period from the Trust's inception through October 31, 2003. Each Trustee attended at least 75% of the meetings of the Board (and any committee thereof on which he serves) held during the period from the Trust's organization through October 31, 2003.

     -  WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?

        The following table provides information regarding the compensation of the Trust's Trustees. This table assumes that the Trust had a full fiscal year of operations:

                                 ESTIMATED COMPENSATION    ESTIMATED TOTAL COMPENSATION
        NAME OF BOARD MEMBER        FROM THE TRUST(1)        FROM THE FUND COMPLEX(1)
        --------------------     ----------------------    ----------------------------
        Tracy V. Maitland              $       0                    $       0
        Nicholas Dalmaso               $       0                    $       0
        Derek Medina                   $   9,000                    $   9,000
        Ronald A. Nyberg               $   9,000                    $   9,000
        Gerald L. Seizert              $  10,000                    $  10,000
        Michael A. Smart               $  10,000                    $  10,000
        Ronald E. Toupin, Jr.          $  10,000                    $  10,000

----------
(1) Assumes the Trust had a full fiscal year of operations.

     THE BOARD OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

FURTHER INFORMATION ABOUT VOTING AND THE ANNUAL MEETING

     The cost of soliciting proxies will be borne by the Trust. In addition, certain officers, directors and employees of the Trust and the Advisor (none of whom will receive additional compensation therefor) may solicit proxies by telephone or mail.

     Information regarding how to vote via telephone or internet is included on the enclosed proxy card.

     The affirmative vote of a majority of the shares present at the Annual Meeting at which a quorum (i.e., a majority of the shares entitled to vote on the Proposal) is present is necessary to approve the Proposal.

     Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted as shares present at the Meeting and will not affect the result of the vote on the Proposal.

     All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Trust, by delivering a subsequently dated proxy prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting.

     The Board of the Trust has fixed the close of business on September 22, 2004 as the record date for the determination of shareholders of the Trust entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Trust on that date will be entitled to one vote on each matter to be voted on by the Trust for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights.

INVESTMENT ADVISOR

     Advent Capital Management, LLC acts as the Trust's investment advisor. Advent is responsible for making investment decisions with respect to the investment of the Trust's assets. Advent is located at 1065 Avenue of the Americas, 31st Floor, New York, New York 10018. As of August 15, 2004, Advent had approximately $4 billion in assets under management.

INDEPENDENT AUDITOR

     PricewaterhouseCoopers LLP ("PWC") has been selected as the independent auditor by the Audit Committee of the Trust and ratified by a majority of the Trust's Board, including a majority of the Independent Trustees, by vote cast in person, to audit the accounts of the Trust for and during the Trust's fiscal year ending in 2003 and 2004. The Trust does not know of any direct or indirect financial interest of PWC in the Trust.

     Representatives of PWC will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

ADMINISTRATOR

     The Bank of New York, located at One Wall Street, New York, New York 10286, serves as the Trust's administrator.

AUDIT FEES

     The aggregate fees billed to the Trust by PWC for professional services rendered for the audit of the Trust's annual financial statements for the period from March 27, 2003 (inception of Trust) through October 31, 2003 were $65,000.

AUDIT-RELATED FEES

     The aggregate fees billed by PWC and approved by the Audit Committee of the Trust for the period from March 27, 2003 (inception of the Trust) through October 31, 2003 for assurance and related services reasonably related to the performance of the audit of the Trust's annual financial statements were $45,500 (such fees relate to the performance by PWC of agreed-upon procedures in connection with the Trust's Auction Market Preferred Shares and for services rendered, and out of pocket expenses incurred, in connection with Trust registration statements, comfort letters and consents). PWC did not perform any other assurance and related services that were required to be approved by the Trust's Audit Committee for such period.

TAX FEES

     The aggregate fees billed by PWC and approved by the Audit Committee of the Trust for the period from March 27, 2003 (inception of Trust) through October 31, 2003 for professional services rendered for tax compliance, tax advice, and tax planning were $6,000 (such fees relate to tax services provided by PWC in connection with the Trust's excise tax calculations and review of the Trust's tax returns). PWC did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Trust's Audit Committee for such period.

ALL OTHER FEES

     Other than those services described above, PWC did not perform any other services on behalf of the Trust for the period from March 27, 2003 (inception of the Trust) through October 31, 2003.

AGGREGATE NON-AUDIT FEES

     The aggregate non-audit fees billed by PWC from March 27, 2003 (inception of the Trust) through October 31, 2003 for services rendered to the Trust were $51,500.

     In addition, the aggregate non-audit fees billed by PWC for the period from March 27, 2003 through October 31, 2003 for services rendered to the Advisor, or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trust were $84,000.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

     On June 19, 2003, the Audit Committee of the Trust adopted Pre-Approval Policies and Procedures, which are attached hereto as Annex A to the Audit Committee Charter of the Trust which appears in Appendix A hereto. The Audit Committee of the Trust has approved all audit and non-audit services provided by PWC to the Trust, and all non-audit services provided by PWC to the Advisor, or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trust which are related to the operations of the Trust.

PRINCIPAL SHAREHOLDERS

     As of August 15, 2004, to the knowledge of the Trust, no person beneficially owned more than 5% of the voting securities of any class of securities of the Trust.

FINANCIAL STATEMENTS AND OTHER INFORMATION

     THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE TRUST'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO JEFF KEELE, C/O CLAYMORE SECURITIES, INC., 2455 CORPORATE WEST DRIVE, LISLE, ILLINOIS 60532, 866.274.2227 (TOLL FREE).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Trust's officers and Trustees, certain officers of the Trust's investment advisor, affiliated persons of the investment advisor, and persons who beneficially own more than ten percent of the Trust's shares to file certain reports of ownership ("Section 16 filings") with the SEC and the New York Stock Exchange. Based upon the Trust's review of the copies of such forms effecting the Section 16 filings received by it, the Trust believes that for the period from March 27, 2003 (the inception of the Trust) through October 31, 2003, all filings applicable to such persons were completed and filed.

PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to employees of the Advisor with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

DEADLINE FOR SHAREHOLDER PROPOSALS

     Shareholder proposals intended for inclusion in the Trust's proxy statement in connection with the Trust's 2005 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received by the Trust at the Trust's principal executive offices by June 1, 2005. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Trust at the Trust's principal executive offices not later than August 15, 2005.

OTHER MATTERS

     The management of the Trust knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.


                                Very truly yours,

                                /s/ Tracy V. Maitland

                                TRACY V. MAITLAND
                                CHAIRMAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT

September 29, 2004

                                                                      APPENDIX A

                             AUDIT COMMITTEE CHARTER
                                       OF
             ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND

                       AS ADOPTED BY THE BOARD OF TRUSTEES
                                  JUNE 2003(1)

I.    PURPOSE OF THE AUDIT COMMITTEE

     The purpose of the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Advent Claymore Convertible Securities and Income Fund (the "Trust") is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting and internal control functions of the Trust, including, without limitation, (a) assisting the Board's oversight of (i) the integrity of the Trust's financial statements, (ii) the Trust's compliance with legal and regulatory requirements, (iii) the Trust's internal audit function and its independent auditor's qualifications and independence, and (iv) the performance of the Trust's internal audit function (whether performed by the Trust's officers and/or service providers) and its independent auditor (the "Independent Auditor"), and (b) preparing the report required to be prepared by the Audit Committee pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Trust's annual proxy statement, if any.

II.   COMPOSITION OF THE AUDIT COMMITTEE

     The Audit Committee shall be comprised of three or more trustees as determined from time to time by resolution of the Board. Each member of the Audit Committee shall be qualified to serve on the Audit Committee pursuant to the requirements of the Sarbanes-Oxley Act of 2002 (the "Act") and the rules and regulations promulgated by the SEC pursuant to the Act and by the New York Stock Exchange (the "NYSE"). Each member of the Audit Committee shall be "independent" as defined by the rules promulgated by the SEC pursuant to the Act and the NYSE listing standards.

     According to the rules and regulations promulgated by the SEC pursuant to the Act, a member is independent if he or she, other than in his or her capacity as a member of the Board, the Audit Committee or any other board committee, (a) does not accept directly or indirectly any consulting, advisory or other compensatory fee from the Trust, other than receipt of pension or other forms of deferred compensation from the Trust for prior service, so long as such compensation is not contingent in any way on continued service, and (b) is not an "interested person" of the Trust (an "Independent Trustee") as defined in
Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act").

     According to the NYSE listing standards, a member is independent if he or she has no relationship with the Trust that may interfere with the exercise of his or her independence from the Trust and Advent Capital Management, LLC (the "Advisor") and its affiliates (together with the Advisor, "Advent") and (a) is not an employee of the Trust or Advent, (b) is not a partner, controlling shareholder or executive officer of an organization that has a business relationship with the Trust or has a direct business relationship with such Trust, (c) is not employed as an executive of another company for which an executive of the Trust serves on that company's compensation committee, and (d) does not have an immediate family member who is an executive officer of any Trust or Advent.

     No member of the Board may serve as a member of the Audit Committee if the member serves on the audit committee of more than two other public companies (not including the Trust), unless the Board determines that such simultaneous service would not impair the ability of the member to effectively serve on the Audit Committee. Any such determination must be disclosed in the Trust's annual proxy statement.

     Each member of the Audit Committee must be "financially literate" (as such term is defined from time-to-time by the NYSE rules) as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. In addition, at least one member of the Audit Committee must have "accounting or related financial management expertise" (as such term is defined by the NYSE rules) as the Board interprets such qualification in its business judgment. Further, either (a) at least one member of the Audit Committee must be determined to be an "audit committee financial expert" (as such term is defined in the rules and regulations promulgated by the

----------
(1) This Audit Committee Charter, adopted in the month mentioned above, supercedes and replaces all prior versions that may have been adopted from time to time.

SEC pursuant to the Act) by the Board, or (b) if no member of the Audit Committee is an "audit committee financial expert," such fact must be disclosed in the Trust's annual report filed with the SEC. The Audit Committee shall recommend to the Board whether one or more of its members should be deemed to be an "audit committee financial expert" or, if not, why not, and the Board shall make the final determinations in this regard.

     The chairperson of the Audit Committee shall be designated by the Board upon recommendation from the Audit Committee, PROVIDED that if the Board does not designate a chairperson, the members of the Audit Committee, by a majority vote, may designate a chairperson.

     Any vacancy on the Audit Committee shall be filled by the affirmative vote of a majority of the members of the Board at the next meeting of the Board following the occurrence of the vacancy. No member of the Audit Committee shall be removed except by the affirmative vote of a majority of the members of the Board.

III.  MEETINGS OF THE AUDIT COMMITTEE

     The Audit Committee shall fix its own rules of procedure, which shall be consistent with the Declaration of Trust of the Trust, the By-Laws of the Trust and this Audit Committee Charter. The Audit Committee shall meet on a regular basis and special meetings shall be called as circumstances require. The Audit Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Audit Committee shall meet separately on a periodic basis with
(a) the chief financial officer of the Trust, (b) management of Advent responsible for the Trust's internal audit function and for assisting with the preparation of the Trust's financial statements and (c) the Independent Auditor, in each case to discuss any matters that the Audit Committee or any of the above persons or firms believe should be discussed privately.

     A majority of the members of the Audit Committee present in person or by means of a conference telephone or other communication equipment by means of which all persons participating in the meeting can communicate with each other shall constitute a quorum. The Audit Committee may also take action by the written consent of a majority of its members, except to the extent an in-person meeting is required by applicable law.

     The Audit Committee shall cause to be maintained minutes of all meetings and records relating to those meetings and provide copies of such minutes to the Board and the Trust.

IV.   AUTHORITY

     The Audit Committee shall have the authority to carry out its duties and responsibilities as set forth in this Audit Committee Charter, to institute investigations of suspected improprieties and to retain independent counsel or seek assistance from experts.

V.    DUTIES AND RESPONSIBILITIES OF THE AUDIT COMMITTEE

     In carrying out its duties and responsibilities, the Audit Committee's policies and procedures will remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Audit Committee:

     (a) OVERSIGHT OF THE AUDITOR'S ENGAGEMENT/INDEPENDENCE

        (i) Approve the selection and retention (subject to ratification by a majority of the Independent Trustees), termination and compensation of the Independent Auditor to audit the books and accounts of the Trust and its subsidiaries, if any, for each fiscal year;

        (ii) Review and, in its sole discretion, approve in advance the Independent Auditor's annual engagement letter, including the proposed fees contained therein;

        (iii) Pre-approve (A) all engagements for audit and non-audit services to be provided by the Independent Auditor to the Trust and (B) all engagements for non-audit services to be provided by the Independent Auditor (1) to the Advisor or (2) to any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Trust; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the Trust (clauses (A) and (B), collectively, the "Covered Services" and the entities referred to in clause (B), collectively, the "Covered Entities"); provided that pre-approval by the Audit Committee of Covered Services may be effected pursuant to the procedures described below in Section VI captioned "PRE-APPROVAL PROCEDURES"; provided that this Audit Committee Charter shall not be violated if pre-approval of any non-audit Covered

               Service is not obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the SEC under the Act or the NYSE listing standards;

        (iv) Obtain at least annually from the Independent Auditor and review a report describing:

               (A) the Independent Auditor's internal quality-control procedures; and

               (B) any material issues raised by the most recent internal quality-control review, or peer review, of the Independent Auditor, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, respecting one or more independent audits carried out by the Independent Auditor, and any steps taken to deal with any such issues;

        (v) Obtain quarterly "notice reports" for the Trust (and, if the quarterly communication is not within 90 days prior to the filing of an audit report with the SEC for the Trust, provide an update with any changes to the previously reported information) from the Independent Auditor and review a report notifying the Audit Committee of all audit and non-audit services that were not pre-approved by the Trust's Audit Committee provided (A) to Advent, (B) to any entity controlling, controlled by or under common control with Advent, and (C) to any registered or unregistered investment company advised by an investment advisor included in subsection (A) or (B) of this paragraph. In the interval between scheduled meetings of the Audit Committee, the Independent Auditor shall provide such "notice reports" or updates to the Chairman of the Audit Committee. Such disclosure shall include the fees associated with any services described in this paragraph;

        (vi) Review at least annually the qualifications, performance and independence of the Independent Auditor, including the performance of the lead partner of the Independent Auditor, and, in its discretion, make decisions regarding the replacement or termination of the Independent Auditor when circumstances warrant;

        (vii) Oversee the independence of the Independent Auditor by, among other things:

               (A) actively engaging in a dialogue with the Independent Auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor, and taking appropriate action to satisfy itself of the auditor's independence;

               (B) monitoring compliance by the Independent Auditor with the audit partner rotation requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder;

               (C) monitoring compliance by the Trust, Advent and the Independent Auditor with the employee conflict of interest requirements contained in the Act and the rules and regulations promulgated by the SEC thereun-der; and

               (D) considering whether there should be a regular rotation of the Independent Auditor;

        (viii) Instruct the Independent Auditor that it is ultimately accountable to the Audit Committee, and that the Audit Committee is responsible for the appointment (subject to ratification by the Independent Trustees), retention, compensation, evaluation and termination of the Independent Auditor.

     (b) OVERSIGHT OF THE AUDIT

        (i) Review the annual audit plan of the Independent Auditor, including the scope of audit activities, monitor such plan's progress, changes thereto and results periodically during the year and review the results of the year-end audit of the Trust, including any comments or recommendations of the Independent Auditor;

        (ii) Obtain at least annually for the Trust from the Independent Auditor and review a report describing:

               (A)  all critical accounting policies and practices used;

               (B) all alternative treatments within United States Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with management of the Trust, including (1) ramifications of the use of such alternative disclosures and treatments, and (2) the treatment preferred by the Independent Auditor; and

               (C) other material written communications between the Independent Auditor and management of the Trust, such as any management letter or schedule of unadjusted differences;

        (iii) Review with the chief financial officer of the Trust and management of Advent responsible for the Trust's internal audit function and for assisting with the preparation of the Trust's financial statements and the Independent Auditor, the following:

               (A) the Trust's annual audited financial statements and interim financial statements, and any major issues related thereto;

               (B) critical accounting policies and such other accounting policies of the Trust as are deemed appropriate for review by the Audit Committee prior to any interim or year-end filings with the SEC or other regulatory body, including any financial reporting issues which could have a material impact on the Trust's financial statements; and

               (C) the effect of regulatory, accounting and financial reporting initiatives on the financial statements of the Trust;

        (iv) Review on a regular basis with the Independent Auditor any problems or difficulties encountered by the Independent Auditor in the course of any audit work, including management's response with respect thereto, any restrictions on the scope of the Independent Auditor's activities or on access to requested information, and any significant disagreements with management. In connection therewith, the Audit Committee will review with the Independent Auditor the following:

               (A) any accounting adjustments that were noted or proposed by the Independent Auditor but were rejected by management (as immaterial or otherwise);

               (B) any communications between the audit team and the Independent Auditor's national office respecting auditing or accounting issues presented by the engagement; and

               (C) any "management" or "internal control" letter issued, or proposed to be issued, by the Independent Auditor to the Trust;

        (v) Attempt to resolve all disagreements between the Independent Auditor and management regarding financial reporting; and

        (vi) Review information obtained from the Independent Auditor pursuant to Section 10A of the Securities Exchange Act of 1934.

     (c) OVERSIGHT OF INTERNAL AUDIT FUNCTION AND CONTROLS AND PROCEDURES

        (i) Review periodically a report from the Trust's chief executive officer, chief financial officer and Independent Auditor, at least annually, regarding the following:

               (A) all significant deficiencies in the design or operation of internal controls of the Trust, any entity in the investment company complex (as such term is defined in Regulation S-X promulgated by the SEC) that is responsible for the financial reporting or operations of the Trust (the "Related Entities"), or, to the knowledge of such persons, other service providers, which could adversely affect the Trust's ability to record, process, summarize, and report financial data, including any material weaknesses in internal controls identified by the Independent Auditor;

               (B) any fraud, whether or not material, that involves management or other employees of the Trust, the Related Entities, or, to the knowledge of such persons, other service providers to the Trust who have a significant role in the Trust's internal controls; and

               (C) any significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses related to the Trust, the Related Entities, or, to the knowledge of such persons, other service providers to the Trust.

     (d) COMPLIANCE

        (i) Establish and maintain free and open means of communication between and among the Board, the Audit Committee, the Independent Auditor, the Trust's management, including the chief financial officer, management of Advent and management of those service providers of the Trust deemed appropriate by the Audit Committee, including providing such parties with appropriate opportunities to meet separately and privately with the Audit Committee on a periodic basis as the Audit Committee may deem necessary or appropriate;

        (ii) Establish procedures for (A) the receipt, retention and treatment of complaints received by the Trust regarding accounting, internal accounting controls or auditing matters, and (B) the confidential, anonymous submission by employees of the Related Entities, other service providers responsible for such services or other persons of concerns regarding questionable accounting or auditing matters; and

        (iii) Secure independent expert advice to the extent the Audit Committee determines it to be appropriate, including retaining, with or without approval of the Board, independent counsel, accountants, consultants or others, to assist the Audit Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Trust.

     (e)  MISCELLANEOUS

        (i)    Report regularly to the Board on its activities, as appropriate;
               and

        (ii) Perform such additional activities, and consider such other matters, within the scope of its duties and responsibilities, as the Audit Committee or the Board deems necessary or appropriate.

VI.   PRE-APPROVAL PROCEDURES

     The Audit Committee shall prepare written pre-approval procedures pursuant to which it may pre-approve Covered Services. The Audit Committee, in its discretion, may elect to delegate to one or more of its members authority to pre-approve Covered Services between regularly scheduled meetings of the Audit Committee. The Audit Committee shall review and approve its pre-approval procedures at least annually. The pre-approval procedures in effect from time-to-time shall be attached to this Audit Committee Charter as Annex A.

VII.  REPORTING

     The Audit Committee shall report its activities to the Board on a regular basis, so that the Board is kept informed of its activities on a current basis. In connection therewith, the Audit Committee will review with the Board any issues that arise with respect to the quality or integrity of the Trust's financial statements, the Trust's compliance with legal or regulatory requirements, the performance and independence of the Independent Auditors, or the performance of the Trust's internal audit function. In particular, the Audit Committee will also report to the Board its conclusions with respect to matters the Audit Committee considers to be of interest or the Board requests. Reports to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designed by the Audit Committee to make this report.

     The Audit Committee shall prepare the report required by the rules of the SEC to be included in the Trust's annual proxy statement and determine to its satisfaction that the Audit Committee has: (a) reviewed and discussed the audited financial statements with management of the Trust; (b) discussed with the Independent Auditor the matters required to be discussed by the Statements on Auditing Standards No. 61; (c) received the written disclosures and the letter from the Independent Auditor required by ISB Standard No. 1 and have discussed with the Independent Auditor the auditor's independence; and (d) made a recommendation to the Board as to whether the financial statements be included in the Trust's annual report for the past fiscal year, as filed with the SEC.

VIII. RESOURCES

     The Board shall ensure that the Audit Committee has adequate resources, as determined by the Audit Committee, with which to discharge its responsibilities, including for the payment of (a) compensation (i) to any firm of independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Trust, and (ii) to any advisors employed by the Audit Committee, including independent counsel, consultants or other advisors, as the Audit Committee determines necessary to carry out its duties, and (b) ordinary administrative expenses of the Audit

     Committee that are necessary or appropriate in carrying out its duties.

IX.   LIMITS ON ROLE OF AUDIT COMMITTEE

     While the Audit Committee has the duties and responsibilities set forth in this Joint Audit Committee Charter, the Audit Committee is not responsible for:

       - planning or conducting the audit or for determining whether the Trust's financial statements are complete and accurate and are in accordance with generally accepted accounting principles;

       - determining whether the Form N-CSR filed by the Trust with the SEC contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report;

       - determining whether the Trust's financial statements and other financial information included in the Form N-CSR fairly present in all material respects the financial condition, results of operations, changes in net assets and cash flows of the Trust as of, and for, the periods presented in the Form N-CSR; or

       - establishing, designing or maintaining disclosure controls and procedures for the Trust.

     In fulfilling its responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Trust or Advent. The Audit Committee and its members do not have a duty or responsibility to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons and organizations within and outside the Trust, Advent and service providers to the Trust from which it receives information, (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (c) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the Independent Auditor to the Trust.

                                                                         ANNEX A

                       AUDIT COMMITTEE PRE-APPROVAL POLICY
                                       OF
             ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND

                        AS ADOPTED BY THE AUDIT COMMITTEE
                                    JUNE 2003

STATEMENT OF PRINCIPLES

     The Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of Advent Claymore Convertible Securities and Income Fund (the "Trust,") is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors' independence. Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the "Policy"), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

     This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy. The appendices hereto sometimes are referred to herein as the "Service Pre-Approval Documents". The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both. The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.

DELEGATION

     In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman"). The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto. Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority. This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both. The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

PRE-APPROVED FEE LEVELS

     Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

AUDIT SERVICES

     The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

     In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

AUDIT-RELATED SERVICES

     Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor. Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

TAX SERVICES

     The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

ALL OTHER SERVICES

     All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

PROCEDURES

     Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view,
(a) the request or application is consistent with the SEC's rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

                                                                      APPENDIX B

             ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND

                          NOMINATING COMMITTEE CHARTER

     There shall be a nominating committee of the Board of Trustees which shall be composed of all of the Trustees (the "Independent Trustees") who are not interested persons of the investment advisor to the investment company named above (the "Fund").

     The function of the nominating committee is to search for appropriate candidates for nomination to the Board of Trustees when vacancies occur or the Board is seeking to increase the size of the Board, to review the qualifications of individuals recommended as potential nominees, to develop procedures and policies regarding minimum qualifications of Trustees, sources of recommendations and processes for considering recommendations, and to make recommendations to the full Board with respect to candidates for the Board.

     The nominating committee may, if it so chooses, also review periodically the functioning of the Board and Trustees subject to re-election.

     The nominating committee shall act by majority of its members present at a meeting at which at least half of its members are present or by written consent of a majority of its members.

     The nominating committee is authorized to consult independent counsel and other service providers and to subscribe for or otherwise obtain information it considers useful in performing is responsibilities.

     The committee shall review and reassess the adequacy of this charter on an annual basis and propose any changes for approval by the Independent Trustees.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. /X/ PLEASE DO NOT USE FINE POINT PENS.

                                       FOR ALL          WITHHOLD
                                       NOMINEES         AUTHORITY
                                      EXCEPT AS         TO VOTE
                                      MARKED TO         FOR ALL
                                     THE CONTRARY       NOMINEES.
                                       AT LEFT.
                                         / /               / /

1.  Election of Trustees:
    (01) Gerald L. Seizort, (02) Ronald E. Toupin, Jr., (03) Derek Medina

Instructions: To withhold authority to vote for any nominee(s), write the number of the nominee(s) on the line below.


-------------------------------------------------------------------------------

                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.

         PROXY TABULATOR
         P.O. BOX 9132
      HINGHAM, MA 02043-9132

                        SOLICITED BY THE BOARD OF DIRECTORS
               ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND
                          ANNUAL MEETING OF SHAREHOLDERS
                                 OCTOBER 28, 2004


FUND NAME PRINTS HERE

The annual meeting of the Advent Claymore Convertible Securities and Income Fund will be held at the offices of the Fund's counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, 38th Floor, New York, New York 10036 on Thursday, October 28, 2004, at 8:30 A.M. EST. The undersigned hereby appoints Rodd Baxter as proxy to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified below.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXY SHALL VOTE FOR SUCH PROPOSAL. THE PROXY MAY VOTE AT HIS DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

                              PLEASE MARK, DATE, SIGN & RETURN THE PROXY
                              PROMPTLY IN THE ENCLOSED ENVELOPE.

                              Date               , 2004

                              -------------------------------------------

                              -------------------------------------------
                              Signature                 (SIGN IN THE BOX)

                              For joint registrations, both parties should sign.